Exhibit 10.3

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (the "First Amendment to Term Loan  Agreement," or this "Amendment") is entered into effective as of December 31, 2010, among VANGUARD NATURAL GAS, LLC, a limited liability company formed and existing under the laws of the Commonwealth of Kentucky ("Borrower"), BNP PARIBAS, as Administrative Agent (the "Administrative Agent") and the Lenders party hereto.

R E C I T A L S

A.           Borrower, Lenders and the Administrative Agent are parties to a Term Loan Agreement dated as of November 16, 2010 (the "Original Term Loan Agreement").

B.           Borrower has requested certain amendments to the Original Term Loan Agreement to delete the requirement that ENP GP pledge the ENP General Partner Units to secure the Indebtedness.  Accordingly, the parties desire to amend the Original Term Loan Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms.  All terms used herein which are defined in the Original Term Loan Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Term Loan Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time.

2. Conditions Precedent.  The obligations and agreements of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by the Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the date hereof):

A. First Amendment to Term Loan Agreement.  This Amendment to Term Loan Agreement shall be executed and delivered by Borrower, Administrative Agent and Majority Lenders.

B. Amendment to Revolver.  Administrative Agent shall receive a copy of an amendment to the Revolver, in form and substance reasonably satisfactory to the Administrative Agent, in full force and effect as of the date hereof, amending the Revolver in a manner consistent with the amendments set forth herein.

C. Fees and Expenses.  The Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with the preparation, negotiation and execution hereof.

D. Representations and Warranties.  All representations and warranties contained herein or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “material adverse effect” shall be true and correct in all respects) with the same force and effect as though such representations and warranties have been made on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date.

1

3. Amendments to Original Term Loan Agreement.  As of the date hereof, the Original Term Loan Agreement shall be amended as follows:

(a) Section 1.01 of the Original Credit Agreement shall be amended by adding the following definition thereto in appropriate alphabetical order:

"ENP Pledged Interests" means collectively, the ENP Common Units and the ENP GP LLC Member Interests, all rights, titles and interests with respect thereto, and all proceeds thereof.

(b) The reference to “ENP Interests” in the definition of “ENP Interests Pledge Agreement” in Section 1.02 of the Original Term Loan Agreement shall be amended to refer instead to the “ENP Pledged Interests”.

(c) The clause “including without limitation the grant of Liens by ENP GP on the ENP General Partner Units pursuant to the ENP Interests Pledge Agreement” at the end of the definition of “Transactions” in Section 1.02 of the Original Term Loan Agreement shall be deleted.

(d) The references to “ENP Interests” in Section 2.09(e) of the Original Term Loan Agreement and in the heading of such Section 2.09(e) shall be amended to refer instead to “ENP Pledged Interests”.

(e) The phrase “and ENP GP’s pledge of the ENP General Partner Units” in Section 6.02(k) of the Original Term Loan Agreement shall be deleted.

(f) The phrase “ENP General Partner Units or” in Section 6.02(o)(ii) of the Original Term Loan Agreement shall be deleted.

(g) The reference to “55%” in Section 6.02(q) of the Original Term Loan Agreement shall be amended to refer instead to “51.9%”.

(h) The reference to “Liens” in Section 7.16(f)(i) and the first reference to “Liens” in Section 7.16(f)(ii) of the Original Term Loan Agreement shall be amended to refer instead to “Liens on the ENP Pledged Interests”.

(i) The references to “ENP Interests” in Section 7.24 of the Original Term Loan Agreement shall be amended to refer instead to “ENP Pledged Interests”, the reference to “and ENP GP’s” in the third sentence of such Section 7.24 and the references to “and ENP GP” in the fourth sentence of such Section 7.24 shall be deleted, and the reference to “debtors” in such fourth sentence shall refer instead to “debtor”.

(j) The references to “ENP Interests” in Section 8.11(b) of the Original Term Loan Agreement shall be amended to refer instead to “ENP Pledged Interests”.

2

(k) The references to “ENP Interests” in Section 8.14(e) of the Original Term Loan Agreement shall be amended to refer instead to “ENP Pledged Interests”.

(l) Paragraph 2(b) of Exhibit E to the Original Term Loan Agreement shall be deleted.

4. Certain Representations.  Borrower represents and warrants that, as of the date hereof:  (a) Borrower has full power and authority to execute this Amendment and this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof.  In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Term Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

5. No Further Amendments.  Except as previously amended in writing or as amended hereby, the Original Term Loan Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

6. Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with its terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.  Borrower, Administrative Agent and each Lender do hereby adopt, ratify and confirm the Original Term Loan Agreement, as amended hereby, and acknowledge and agree that the Original Term Loan Agreement, as amended hereby, is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Original Term Loan Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment.  Any breach of any representations, warranties and covenants under this Amendment shall be a Default or an Event of Default, as applicable, under the Original Term Loan Agreement.

7. Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Term Loan Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Administrative Agent now has or may have in the future under or in connection with the Original Term Loan Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Amendment shall constitute a Loan Document for all purposes.

8. Confirmation of Security.  Borrower hereby confirms and agrees that all of the Mortgages, security agreements and other security instruments which presently secure the Indebtedness shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Indebtedness as described in the Original Term Loan Agreement as modified by this Amendment.

3

9. Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

10. Incorporation of Certain Provisions by Reference.  The provisions of Section 12.09 of the Original Term Loan Agreement captioned "Governing Law, Jurisdiction; Consent to Service of Process; Waiver of Jury Trial" are incorporated herein by reference for all purposes.

11. Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

VANGUARD NATURAL GAS, LLC

By:           /s/  Richard Robert
Richard Robert
Executive Vice President
and Chief Financial Officer

ADMINISTRATIVE AGENT:                                BNP PARIBAS
as Administrative Agent

By:       /s/ Richard Hawthorne
Name:  Richard Hawthorne
Title:    Director

By:       /s/ Russell Otts
Name:  Russell Otts
Title:    Director

LENDERS:                                                                BNP PARIBAS

By:       /s/ Richard Hawthorne
Name:  Richard Hawthorne
Title:    Director

By:       /s/ Russell Otts
Name:  Russell Otts
Title:    Director

LENDERS:                                                                CITIBANK, N.A.

By:       /s/ John F. Miller
Name:  John F. Miller
Title:  Attorney-In- Fact

 LENDERS:                                                                CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:       /s/ Mark Roche
Name:  Mark Roche
Title:    Managing Director

By:        /s/ Michael Willis
Name:  Michael Willis
Title:    Managing Director

LENDERS:                                                                ROYAL BANK OF CANADA

By:       /s/ Don J. McKinnerney
Name:  Don J. McKinnerney
Title:  Authorized Signatory

LENDERS:                                                                WELLS FARGO BANK, N.A.

By:       /s/ Ryan Sauer
Name:  Ryan Sauer
Title:   Assistant Vice President

LENDERS:                                                                THE BANK OF NOVA SCOTIA

By:       /s/ Paula Czach
Name:  Paula Czach
Title:  Managing Director